Exhibit 99.1

Two Bethesda Metro Center 14th Floor Bethesda, MD 20814 (301) 951-6122 (301) 654-6714 Fax www.AmericanCapital.com

FOR IMMEDIATE RELEASE

February 15, 2011

CONTACT:

Investors – (301) 951-5917

Media – (301) 968-9400

AMERICAN CAPITAL REPORTS 2010 EARNINGS OF $1 BILLION, OR $3.02 PER

SHARE AND NET OPERATING INCOME OF $204 MILLION, OR $0.62 PER SHARE

Bethesda, MD – February 15, 2011 – American Capital, Ltd. (“ACAS” or the “Company”) (Nasdaq: ACAS) announced net operating income (“NOI”) for the quarter and year ended December 31, 2010 of $67 million, or $0.19 per diluted share, and $204 million, or $0.62 per diluted share, respectively. Net earnings for the quarter and year were $381 million, or $1.08 per diluted share, and $998 million, or $3.02 per diluted share, respectively. As of December 31, 2010, net asset value (“NAV”) per share was $10.71, a 12%, or $1.12 per share increase from the September 30, 2010 NAV per share of $9.59 and a 29%, or $2.42 per share increase from the December 31, 2009 NAV per share of $8.29.

Q4 2010 FINANCIAL SUMMARY

•	$67 million NOI
✓	$8 million, or 14%, increase over Q3 2010
•	$376 million net unrealized appreciation of investments
✓	$218 million, or 138%, improvement over Q3 2010
•	$5 million net realized earnings (net earnings less net unrealized appreciation)
✓	$14 million improvement over Q3 2010
•	$381 million net earnings
✓	$232 million, or 156%, improvement over Q3 2010
✓	44% annualized return on average equity (“ROE”)
•	$474 million of cash proceeds from realizations
•	$258 million of debt repaid

2010 FINANCIAL SUMMARY

•	$204 million NOI
✓	$69 million, or 51%, increase over 2009
•	$1,370 million net unrealized appreciation of investments
✓	$1,602 million improvement over 2009
•	$(372) million net realized loss (net earnings less net unrealized appreciation)
✓	$306 million improvement over 2009

American Capital, Ltd.

February 15, 2011

•	$998 million net earnings
✓	$1,908 million improvement over 2009
✓	34% ROE
•	$1,293 million of cash proceeds from realizations
•	$1,881 million of debt repaid
•	$10.71 NAV per share
✓	$2.42 per share, or 29%, increase over Q4 2009
✓	$1.12 per share, or 12%, increase over Q3 2010

“This past year was the year that many companies, including American Capital, emerged from the great recession, and the year we began rebuilding shareholder value,” said Malon Wilkus, Chairman and Chief Executive Officer. “We earned $1.0 billion in 2010 and repaid $1.9 billion of debt, while growing NAV per share $2.42 to $10.71, delivering a 34% return on equity. We believe this is just the beginning of a growth phase for the economy and American Capital, and we look forward to continuing the progress we made last year in 2011.”

PORTFOLIO VALUATION

For the quarter ended December 31, 2010, net unrealized appreciation of investments totaled $376 million. The primary components of the net unrealized appreciation were:

•

$120 million appreciation in American Capital’s investment in European Capital, excluding any impact of foreign currency translation on European Capital’s cost basis or cumulative unrealized depreciation, primarily due to an increase in European Capital’s NAV and a decrease to the implied discount to its NAV;

✓	The equity investment in European Capital is valued at $608 million compared to European Capital’s NAV of $842 million.
•	$82 million net appreciation from American Capital’s private finance portfolio as a result of improved portfolio company performance and improved multiples;
•	$54 million net appreciation from structured products investments as a result of improved cash flow projections and improved pricing of comparable transactions;
•	$49 million appreciation in American Capital’s investment in American Capital, LLC, its alternative fund management company, primarily due to an increase in its funds under management; and
•	$61 million of reversals of prior unrealized depreciation associated with net realized losses on portfolio investments.

“In 2010, we strengthened our balance sheet by reducing our debt to equity ratio to our stated goal of 0.6:1,” said John Erickson, Chief Financial Officer. “We further reduced our secured debt due in 2013 by repaying another $150 million in the first quarter of 2011. With no amortization required on that debt until 2013, we have the flexibility to make capital allocation decisions based on the best risk adjusted returns. During 2010, we began to see the re-emergence of the M&A and refinancing markets for middle market companies. That allowed our seasoned portfolio to experience $1.3 billion of liquidity in 2010. We look forward to continuing to harvest mature investments and deploying the capital at attractive risk adjusted returns in 2011.”

PORTFOLIO LIQUIDITY AND PERFORMANCE

In the fourth quarter of 2010, $474 million of cash proceeds were received from realizations of portfolio investments and exits. The Company made $35 million in new committed investments to existing portfolio companies during the quarter. The weighted average effective interest rate on the Company’s private finance debt investments as of December 31, 2010 was 10.2%, which was 20 basis points higher than the September 30, 2010 rate of 10.0% and 30 basis points higher than the December 31, 2009 rate of 9.9%.

American Capital, Ltd.

February 15, 2011

“We have produced a 44% return on equity since the low point of our book value in the middle of 2009,” noted Gordon O’Brien, President, Specialty Finance and Operations. “We believe there are further opportunities for growth in our book value assuming the economy continues to improve in the U.S. and Europe. As of quarter end, the fair value of our equity investment in European Capital was $234 million less than its book value. We believe European Capital’s book value will continue to grow as it retains earnings, as well as realizes a potential additional $176 million of value if its performing debt portfolio is repaid at cost. We also believe the value of American Capital’s performing debt and equity portfolio will continue to grow. We could realize a potential additional $61 million of value if our existing performing debt assets are repaid at cost. In addition, we have $1.6 billion of private equity assets, excluding our investment in European Capital, that are forecast to grow at equity rates of return.”

As of December 31, 2010, loans with a fair value of $239 million were on non-accrual, representing 7.8% of total loans at fair value, compared to $265 million fair value of non-accrual loans, representing 7.8% of total loans at fair value as of September 30, 2010.

American Capital, Ltd.

February 15, 2011

AMERICAN CAPITAL, LTD.

CONSOLIDATED BALANCE SHEETS

As of December 31, 2010 and 2009

(in millions, except per share amounts)

			2010 Versus 2009
	2010	2009	$	%
	(unaudited)
Assets
Investments at fair value (cost of $7,698 and $9,158, respectively)	$5,475	$5,575	$(100)	-2%
Cash and cash equivalents	269	835	(566)	-68%
Restricted cash and cash equivalents	185	96	89	93%
Interest receivable	37	38	(1)	-3%
Derivative agreements at fair value	4	1	3	300%
Other	114	127	(13)	-10%

Total assets	$6,084	$6,672	$(588)	-9%

Liabilities and Shareholders’ Equity
Debt	$2,259	$4,142	$(1,883)	-45%
Derivative agreements at fair value	106	102	4	4%
Other	51	99	(48)	-48%

Total liabilities	2,416	4,343	(1,927)	-44%

Shareholders’ equity
Undesignated preferred stock, $0.01 par value, 5.0 shares authorized, 0 issued and outstanding	—	—	—	—
Common stock, $0.01 par value, 1,000.0 shares authorized, 352.7 and 292.9 issued and 342.4 and 280.9 outstanding, respectively	3	3	—	—
Capital in excess of par value	7,131	6,735	396	6%
Distributions in excess of net realized earnings	(1,136)	(709)	(427)	-60%
Net unrealized depreciation of investments	(2,330)	(3,700)	1,370	37%

Total shareholders’ equity	3,668	2,329	1,339	57%

Total liabilities and shareholders’ equity	$6,084	$6,672	$(588)	-9%

Net asset value per common share outstanding	$10.71	$8.29	$2.42	29%

American Capital, Ltd.

February 15, 2011

AMERICAN CAPITAL, LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

Three Months and Fiscal Year Ended December 31, 2010 and 2009

(in millions, except per share data)

	Three Months Ended December 31,		Three Months Ended December 31, 2010 Versus 2009		Fiscal Year Ended December 31,		Fiscal Year Ended December 31, 2010 Versus 2009
	2010	2009	$	%	2010	2009	$	%
	(unaudited)	(unaudited)			(unaudited)
OPERATING INCOME
Interest and dividend income	$133	$156	$(23)	-15%	$546	$638	$(92)	-14%
Fee income	10	13	(3)	-23%	54	59	(5)	-8%

Total operating income	143	169	(26)	-15%	600	697	(97)	-14%

OPERATING EXPENSES
Interest	28	59	(31)	-53%	177	256	(79)	-31%
Salaries, benefits and stock-based compensation	35	68	(33)	-49%	134	215	(81)	-38%
General and administrative	13	28	(15)	-54%	64	91	(27)	-30%
Debt refinancing costs	—	5	(5)	-100%	21	20	1	5%

Total operating expenses	76	160	(84)	-53%	396	582	(186)	-32%

OPERATING INCOME BEFORE INCOME TAXES	67	9	58	644%	204	115	89	77%

Benefit for income taxes	—	10	(10)	-100%	—	20	(20)	-100%

NET OPERATING INCOME	67	19	48	253%	204	135	69	51%

Net gain on extinguishment of debt	—	—	—	—	—	12	(12)	-100%

Net realized loss on investments
Portfolio company investments	(47)	(282)	235	83%	(499)	(716)	217	30%
Foreign currency transactions	—	(1)	1	100%	(2)	(3)	1	33%
Derivative and option agreements	(15)	(19)	4	21%	(75)	(106)	31	29%

Total net realized loss on investments	(62)	(302)	240	79%	(576)	(825)	249	30%

NET REALIZED EARNINGS (LOSS)	5	(283)	288	NM	(372)	(678)	306	45%

Net unrealized appreciation (depreciation) of investments
Portfolio company investments	388	410	(22)	-5%	1,468	(340)	1,808	NM
Foreign currency translation	(36)	(26)	(10)	-38%	(107)	28	(135)	NM
Derivative and option agreements	24	6	18	300%	9	80	(71)	-89%

Total net unrealized appreciation (depreciation) of investments	376	390	(14)	-4%	1,370	(232)	1,602	NM

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS (“NET EARNINGS (LOSS)”)	$381	$107	$274	256%	$998	$(910)	$1,908	NM

NET OPERATING INCOME PER COMMON SHARE
Basic	$0.19	$0.07	$0.12	171%	$0.63	$0.56	$0.07	13%
Diluted	$0.19	$0.07	$0.12	171%	$0.62	$0.56	$0.06	11%
NET REALIZED EARNINGS (LOSS) PER COMMON SHARE
Basic	$0.01	$(1.00)	$1.01	NM	$(1.14)	$(2.81)	$1.67	59%
Diluted	$0.01	$(1.00)	$1.01	NM	$(1.12)	$(2.81)	$1.69	60%
NET EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.11	$0.38	$0.73	192%	$3.06	$(3.77)	$6.83	NM
Diluted	$1.08	$0.38	$0.70	184%	$3.02	$(3.77)	$6.79	NM
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING
Basic	344.6	283.2	61.4	22%	325.9	241.1	84.8	35%
Diluted	353.1	284.3	68.8	24%	330.9	241.1	89.8	37%
DIVIDENDS DECLARED PER COMMON SHARE	$—	$—	$—	—	$—	$1.07	(1.07)	-100%

NM = Not meaningful.

American Capital, Ltd.

February 15, 2011

AMERICAN CAPITAL, LTD.

OTHER FINANCIAL INFORMATION

Three Months Ended December 31, 2010 and September 30, 2010

and Fiscal Year Ended December 31, 2010 and 2009

(unaudited)

(in millions, except per share data)

	Q4 2010	Q3 2010	Q4 2010 Versus Q3 2010				2010 Versus 2009
			$	%	2010	2009	$	%
Assets Under Management
American Capital Assets at Fair Value	$6,084	$5,972	$112	2%	$6,084	$6,672	$(588)	-9%
Externally Managed Assets at Fair Value(1)	16,561	12,429	4,132	33%	16,561	7,350	9,211	125%

Total	$22,645	$18,401	$4,244	23%	$22,645	$14,022	$8,623	61%

New Investments
Senior Debt	$35	$41	$(6)	-15%	$123	$41	$82	200%
Preferred Equity	—	22	(22)	-100%	24	16	8	50%
Subordinated Debt	—	—	—	—	85	18	67	372%
Common Equity	—	—	—	—	2	34	(32)	-94%

Total	$35	$63	$(28)	-44%	$234	$109	$125	115%

Direct Investments	$—	$—	$—	—	$35	$—	$35	100%
Add-on Financing for Recapitalizations	—	—	—	—	80	20	60	300%
Add-on Financing for Purchase of Debt of a Portfolio Company	25	32	(7)	-22%	57	—	57	100%
Add-on Financing for Working Capital in Distressed Situations	10	8	2	25%	38	81	(43)	-53%
Add-on Financing for Acquisitions	—	22	(22)	-100%	22	4	18	450%
Add-on Financing for Growth and Working Capital	—	1	(1)	-100%	2	4	(2)	-50%

Total	$35	$63	$(28)	-44%	$234	$109	$125	115%

Realizations
Principal Prepayments	$330	$181	$149	82%	$874	$316	$558	177%
Sale of Equity Investments	97	75	22	29%	266	323	(57)	-18%
Loan Syndications and Sales	—	25	(25)	-100%	40	410	(370)	-90%
Payment of Accrued Payment-in-Kind Notes and Dividends and Accreted Original Issue Discounts	33	17	16	94%	77	48	29	60%
Scheduled Principal Amortization	14	7	7	100%	36	46	(10)	-22%

Total	$474	$305	$169	55%	$1,293	$1,143	$150	13%

Appreciation, Depreciation, Gain and Loss
Gross Realized Gain	$24	$11	$13	118%	$54	$122	$(68)	-56%
Gross Realized Loss	(71)	(65)	(6)	-9%	(553)	(838)	285	34%

Portfolio Net Realized Loss	(47)	(54)	7	13%	(499)	(716)	217	30%
Foreign Currency	—	—	—	—	(2)	(3)	1	33%
Derivative and Option Agreements	(15)	(14)	(1)	-7%	(75)	(106)	31	29%

Net Realized Loss	(62)	(68)	6	9%	(576)	(825)	249	30%

Gross Unrealized Appreciation of Private Finance Portfolio Investments	163	135	28	21%	611	297	314	106%
Gross Unrealized Depreciation of Private Finance Portfolio Investments	(81)	(145)	64	44%	(289)	(970)	681	70%

American Capital, Ltd.

February 15, 2011

	Q4 2010	Q3 2010	Q4 2010 Versus Q3 2010				2010 Versus 2009
			$	%	2010	2009	$	%
Net Unrealized Appreciation (Depreciation) of Private Finance Portfolio Investments	82	(10)	92	NM	322	(673)	995	NM
Net Unrealized Appreciation of European Capital Limited Investment	120	44	76	173%	371	(224)	595	NM
Net Unrealized Appreciation (Depreciation) of European Capital Limited Foreign Currency Translation	22	(88)	110	NM	97	(24)	121	NM
Net Unrealized Appreciation of American Capital Agency Corp.	—	—	—	—	—	22	(22)	-100%
Net Unrealized Appreciation (Depreciation) of American Capital, LLC	49	26	23	88%	111	(148)	259	NM
Net Unrealized Appreciation (Depreciation) of Structured Products	54	12	42	350%	50	(11)	61	NM
Reversal of Prior Period Net Unrealized Depreciation Upon Realization	61	44	17	39%	517	718	(201)	-28%

Net Unrealized Appreciation (Depreciation) of Portfolio Investments	388	28	360	NM	1,468	(340)	1,808	NM
Foreign Currency Translation - European Capital Limited	(34)	135	(169)	NM	(104)	25	(129)	NM
Foreign Currency Translation - Other	(2)	6	(8)	NM	(3)	3	(6)	NM
Derivative Agreements and Other	24	(11)	35	NM	9	31	(22)	-71%
Reversal of Prior Period Net Unrealized Depreciation on Option Agreements	—	—	—	—	—	49	(49)	-100%

Net Unrealized Appreciation of Investments	376	158	218	138%	1,370	(232)	1,602	NM

Net Gains, Losses, Appreciation and Depreciation	$314	$90	$224	249%	$794	$(1,057)	$1,851	NM

Other Financial Data
NAV per Share	$10.71	$9.59	$1.12	12%	$10.71	$8.29	$2.42	29%
Debt at Cost	$2,259	$2,517	$(258)	-10%	$2,259	$4,142	$(1,883)	-45%
Debt at Fair Value	$2,208	$2,490	$(282)	-11%	$2,208	$3,929	$(1,721)	-44%
Market Capitalization	$2,588	$1,981	$607	31%	$2,588	$685	$1,903	278%
Total Enterprise Value(2)	$4,579	$4,389	$190	4%	$4,579	$3,992	$587	15%
Asset Coverage Ratio	262%	230%			262%	156%
Debt to Equity Ratio	0.6x	0.8x			0.6x	1.8x
Credit Quality
Weighted Average Effective Interest Rate on Private Finance Debt Investments at Period End	10.2%	10.0%	0.2%	2.0%	10.2%	9.9%	0.3%	3.0%
Loans on Non-Accrual at Cost	$702	$746	$(44)	-6%	$702	$811	$(109)	-13%
Loans on Non-Accrual at Fair Value	$239	$265	$(26)	-10%	$239	$290	$(51)	-18%
Non-Accrual Loans at Cost as a Percentage of Total Loans at Cost	19.6%	18.8%			19.6%	18.1%
Non-Accrual Loans at Fair Value as a Percentage of Total Loans at Fair Value	7.8%	7.8%			7.8%	7.8%
Past Due Loans at Cost	$58	$152	$(94)	-62%	$58	$88	$(30)	-34%
Debt to Equity Conversions at Cost	$9	$—	$9	100%	$86	$450	$(364)	-81%
Return on Equity
LTM Net Operating Income Return on Average Equity at Cost	3.4%	2.6%			3.4%	2.1%
LTM Net Realized Loss Return on Average Equity at Cost	-6.2%	-10.9%			-6.2%	-10.7%
LTM Net Earnings (Loss) Return on Average Equity at Fair Value	33.5%	26.9%			33.5%	-37.3%
Current Quarter Net Operating Income Return on Average Equity at Cost Annualized	4.5%	4.0%			4.5%	1.2%
Current Quarter Net Realized Earnings (Loss) Return on Average Equity at Cost Annualized	0.3%	-0.6%			0.3%	-18.4%
Current Quarter Net Earnings Return on Average Equity at Fair Value Annualized	44.0%	18.7%			44.0%	18.9%

NM = Not meaningful

(1)	Includes total assets of American Capital Agency Corp., European Capital Limited, American Capital Equity I, American Capital Equity II and ACAS CLO-1 less American Capital’s investments in the funds.
(2)	Enterprise value is calculated as debt at cost plus market capitalization less cash and cash equivalents on hand.

American Capital, Ltd.

February 15, 2011

	Static Pool (1)
Portfolio Statistics ($ in millions, unaudited)	Pre-2001	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010	Pre-2001 - 2010 Aggregate	2006 - 2010 Aggregate
IRR at Fair Value of All Investments(2)	8.4%	18.1%	8.3%	20.3%	13.3%	8.5%	9.3%	-8.6%	5.9%	—	—	6.6%	0.1%
IRR of Exited Investments(5)	8.6%	20.3%	9.7%	23.3%	16.8%	21.9%	10.6%	-8.6%	12.9%	—	—	11.8%	2.5%
IRR at Fair Value of Equity Investments Only(2)(3)(4)	6.2%	46.9%	11.5%	27.4%	27.0%	-0.1%	14.3%	-13.5%	10.3%	—	—	5.9%	1.0%
IRR of Exited Equity Investments Only(3)(4)(5)	8.5%	48.8%	18.3%	32.2%	43.0%	47.2%	18.7%	8.3%	35.7%	—	—	26.4%	16.3%
Original Investments and Commitments	$1,065	$376	$962	$1,436	$2,266	$4,643	$5,198	$7,434	$1,036	$—	$—	$24,416	$13,668
Total Exits and Prepayments of Original Investments and Commitments	$998	$353	$810	$1,098	$1,909	$2,355	$3,743	$3,953	$238	$—	$—	$15,457	$7,934
Total Interest, Dividends and Fees Collected	$405	$148	$338	$415	$632	$1,040	$1,030	$1,010	$258	$—	$—	$5,276	$2,298
Total Net Realized (Loss) Gain on Investments	$(128)	$(4)	$(90)	$143	$27	$279	$(103)	$(764)	$(29)	$—	$—	$(669)	$(896)
Current Cost of Investments	$81	$23	$157	$327	$418	$2,056	$1,260	$2,670	$706	$—	$—	$7,698	$4,636
Current Fair Value of Investments	$48	$3	$101	$412	$308	$1,465	$1,082	$1,468	$588	$—	$—	$5,475	$3,138
Current Fair Value of Investments as a % of Total Investments at Fair Value	0.9%	0.1%	1.8%	7.5%	5.6%	26.8%	19.8%	26.8%	10.7%	—	—	100.0%	57.3%
Net Unrealized Appreciation (Depreciation)	$(33)	$(20)	$(56)	$85	$(110)	$(591)	$(178)	$(1,202)	$(118)	$—	$—	$(2,223)	$(1,498)
Non-Accruing Loans at Cost	$—	$14	$28	$—	$45	$41	$107	$445	$22	$—	$—	$702	$574
Non-Accruing Loans at Fair Value	$1	$2	$21	$—	$16	$33	$26	$112	$28	$—	$—	$239	$166
Equity Interest at Fair Value(3)	$23	$—	$7	$193	$74	$985	$443	$326	$160	$—	$—	$2,211	$929
Debt to EBITDA(6)(7)(8)	3.6	NM	8.6	4.3	5.9	5.0	4.5	6.5	5.6	—	—	5.5	5.6
Interest Coverage(6)(8)	2.7	NM	1.6	2.8	2.3	3.5	2.9	1.9	1.7	—	—	2.5	2.2
Debt Service Coverage(6)(8)	2.6	NM	1.5	2.7	1.7	2.4	2.4	1.6	1.6	—	—	2.0	1.9
Average Age of Companies(8)	35 yrs	26 yrs	33 yrs	41 yrs	49 yrs	30 yrs	37 yrs	34 yrs	26 yrs	—	—	35 yrs	35 yrs
Diluted Ownership Percentage(3)	53%	86%	45%	53%	51%	69%	43%	47%	41%	—	—	53%	53%
Average Sales(8)(9)	$48	$6	$44	$196	$72	$109	$147	$186	$106	$—	$—	$144	$157
Average EBITDA(8)(10)	$6	$(1)	$10	$37	$16	$21	$37	$39	$30	$—	$—	$32	$36
Average EBITDA Margin	11.7%	-8.5%	22.1%	19.0%	22.8%	19.0%	25.0%	20.7%	28.5%	—	—	20.9%	23.1%
Total Sales(8)(9)	$84	$305	$186	$1,317	$474	$1,300	$4,433	$7,460	$1,324	$—	$—	$16,883	$13,217
Total EBITDA(8)(10)	$10	$6	$25	$193	$96	$237	$462	$1,398	$263	$—	$—	$2,690	$2,123
% of Senior Loans(8)(11)	71%	33%	55%	59%	26%	37%	34%	56%	17%	—	—	42%	42%
% of Loans with Lien(8)(11)	100%	68%	100%	100%	88%	91%	92%	91%	55%	—	—	89%	85%

(1)	Static pool classification is based on the year the initial investment was made. Subsequent add-on investments are included in the static pool year of the original investment.
(2)	Assumes investments are exited at current fair value.
(3)	Excludes investments in Structured Products.
(4)	Excludes equity investments that are the result of conversions of debt and warrants received with the issuance of debt.
(5)	Includes exited securities of existing portfolio companies.
(6)	These amounts do not include investments in which we own only equity.
(7)	For portfolio companies with a nominal EBITDA amount, the portfolio company’s maximum debt leverage is limited to 15 times EBITDA.
(8)	Excludes investments in Structured Products, managed funds and American Capital, LLC.
(9)	Sales of the most recent twelve months, or when appropriate, the forecasted twelve months.
(10)	EBITDA of the most recent twelve months, or when appropriate, the forecasted twelve months.
(11)	As a percentage of our total debt investments.

American Capital, Ltd.

February 15, 2011

SHAREHOLDER CALL

American Capital invites shareholders, analysts and interested parties to attend the shareholder call on February 16, 2011 at 11:00 am ET. The shareholder call can be accessed through a live webcast, free of charge, at www.AmericanCapital.com or by dialing (877) 569-8701 (U.S. domestic) or +1 (574) 941-7382 (international). All callers are asked to dial in 10-15 minutes prior to the call to register. Please provide the operator with the conference ID number 37368950. If you do not plan on asking a question on the call and have access to the internet, please take advantage of the webcast.

A slide presentation will accompany the shareholder call and will be available at www.AmericanCapital.com in advance of the shareholder call. Select the Q4 2010 Earnings Presentation link to download and print the presentation in advance of the shareholder call.

An archived audio replay of the shareholder call combined with the slide presentation will be made available on our website after the call on February 16. In addition, there will be a phone recording available from 2:00 pm ET February 16, 2011 until 11:59 pm ET March 2, 2011. If you are interested in hearing the recording of the presentation, please dial (800) 642-1687 (U.S. domestic) or +1 (706) 645-9291 (international). The access code for both domestic and international callers is 37368950.

ABOUT AMERICAN CAPITAL

American Capital is a publicly traded private equity firm and global asset manager. American Capital, both directly and through its asset management business, originates, underwrites and manages investments in middle market private equity, leveraged finance, real estate and structured products. Founded in 1986, American Capital has $23 billion in assets under management and eight offices in the U.S., Europe and Asia. American Capital and its affiliates will consider investment opportunities from $10 million to $300 million. For further information, please refer to www.AmericanCapital.com.

ADDITIONAL INFORMATION

Persons considering an investment in American Capital should consider the investment objectives, risks and charges and expenses of the Company carefully before investing. Such information and other information about the Company is available in the Company’s annual reports on Form 10-K and Form 10-K/A, quarterly reports on Form 10-Q and in the prospectuses the Company issues from time to time in connection with its offering of securities. Such materials are filed with the Securities and Exchange Commission (“SEC”) and copies are available on the SEC’s website, www.sec.gov. Prospective investors should read such materials carefully before investing. Performance data quoted above represents past performance of American Capital. Past performance does not guarantee future results and the investment return and principal value of an investment in American Capital will likely fluctuate. Consequently, an investor’s shares, when sold, may be worth more or less than their original cost. Additionally, American Capital’s current performance may be lower or higher than the performance data quoted above.

This press release contains forward-looking statements. Forward-looking statements are based on estimates, projections, beliefs and assumptions of management of the Company at the time of such statements and are not guarantees of future performance. Forward-looking statements involve risks and uncertainties in predicting future results and conditions. Actual results could differ materially from those projected in these forward-looking statements due to a variety of factors, including, without limitation, the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, changes in regional, national or international economic conditions or changes in the conditions of the industries in which American Capital has made investments. Certain factors that could cause actual results to differ materially from those contained in the

American Capital, Ltd.

February 15, 2011

forward-looking statements are included in the “Risk Factors” section of the Company’s Annual Reports on Form 10-K and Form 10-K/A for the fiscal year ended December 31, 2009 and the Company’s subsequent periodic filings. Copies are available on the SEC’s website at www.sec.gov. Forward-looking statements are made as of the date of this press release, and are subject to change without notice. We disclaim any obligation to update or revise any forward-looking statements based on the occurrence of future events, the receipt of new information, or otherwise.